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                                                                    Exhibit 99.2

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

          This is an Assignment, Assumption and Recognition Agreement (this "AAR Agreement") made as of November 15, 2005, among Merrill Lynch Mortgage Lending, Inc., having an address at World Financial Center, South Tower, New York, New York 10281 (the "Assignor"), Merrill Lynch Mortgage Investors, Inc., having an address at 4 World Financial Center, 10th Floor, New York, New York 10281 (the "Assignee") and GreenPoint Mortgage Funding, Inc. (the "Company").

          WHEREAS, Merrill Lynch Mortgage Holdings Inc. ("MLMH") acquired the mortgage loans set forth on Attachment 1 annexed hereto (the "Assigned Loans") from the Company pursuant to that certain Master Mortgage Loan Purchase and Servicing Agreement (the "Agreement"), dated as of April 1, 2003, among MLMH, Terwin Advisors, LLC ("Terwin") and the Company, as amended by Amendment No. 1, dated as of August 20, 2003 among MLMH, Terwin and the Company;

          WHEREAS, MLMH assigned all of its right, title and interest in, to and under Assigned Loans and the Agreement to Assignor pursuant to the Assignment, Assumption and Recognition Agreement, dated November 15, 2005, among MLMH, the Company and Assignor (the "Assignment, Assumption and Recognition Agreement"; together with the Agreement, the "Agreements").

          In consideration of the mutual promises contained herein the parties hereto agree that the Assigned Loans shall be subject to the terms of this AAR Agreement. Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Pooling and Servicing Agreement (as defined below).

Assignment and Assumption

     1. Assignor hereby grants, sells, transfers and assigns to Assignee all of the right, title and interest of Assignor in the Assigned Loans and, as they relate to the Assigned Loans, all of its right, title and interest in, to and under the Agreements. Assignor specifically reserves and does not assign to Assignee any right, title and interest in, to or under any Mortgage Loans subject to the Agreements other than those set forth on Attachment l. Notwithstanding anything to the contrary contained herein, the Assignor specifically reserves and does not assign to the Assignee any right, title and interest in, to or under the representations and warranties contained in Section
7.01 and Section 7.02 of the Agreement and the Assignor is retaining the right to enforce the representations and warranties set forth in those sections against the Company. In addition, the Assignor specifically reserves and does not assign to the Assignee any right, title and interest in, to or under Section
7.04 of the Agreement.

Representations, Warranties and Covenants

     2. Assignor warrants and represents to, and covenants with, Assignee and Company that as of the date hereof:

          a. Attached hereto as Attachment 2 are true and accurate copies of the Agreements, which agreements are in full force and effect as of the date

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               hereof and the respective provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

          b. Assignor was the lawful owner of the Assigned Loans with full right to transfer the Assigned Loans and any and all of its interests, rights and obligations under the Agreements as it relates to the Assigned Loans, free and clear of any and all liens, claims and encumbrances; and upon the transfer of the Assigned Loans to Assignee as contemplated herein, Assignee shall have good title to each and every Assigned Loan, as well as any and all of Assignor's interests, rights and obligations under the Agreements as it relates to the Assigned Loans, free and clear of any and all liens, claims and encumbrances;

          c. Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to Company with respect to the Assigned Loans or the Agreements;

          d. Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modifications of, the Agreements. Assignor has no knowledge of, and has not received notice of, any waivers under or any amendments or other modifications of, or assignment of rights or obligations under the Agreements;

          e. Assignor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, and has all requisite power and authority to acquire, own and sell the Assigned Loans;

          f. Assignor has full power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Assignor's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignor's charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject. The execution, delivery and performance by Assignor of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of Assignor. This AAR Agreement has been duly executed and delivered by Assignor and, upon the due authorization, execution and delivery by Assignee and Company, will constitute the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights


                                                                               2

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               generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

          g. No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this AAR Agreement, or the consummation by it of the transactions contemplated hereby. Neither Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Assigned Loans or any interest in the Assigned Loans, or solicited any offer to buy or accept transfer, pledge or other disposition of the Assigned Loans, or any interest in the Assigned Loans, or otherwise approached or negotiated with respect to the Assigned Loans, or any interest in the Assigned Loans, with any Person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Assigned Loans under the Securities Act of 1933, as amended (the "1993 Act") or which would render the disposition of the Assigned Loans a violation of Section 5 of the 1933 Act or require registration pursuant thereto; and

          h. Assignor has received from Company, and has delivered to Assignee, all documents required to be delivered to Assignor by Company prior to the date hereof pursuant to Section 6.03 of the Agreement with respect to the Assigned Loans.

     3. Assignee warrants and represents to, and covenants with, Assignor and Company that as of the date hereof:

          a. Assignee is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and has all requisite power and authority to acquire, own and purchase the Assigned Loans;

          b. Assignee has full power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Assignee's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignee's charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignee is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignee or its property is subject. The execution, delivery and performance by Assignee of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of Assignee. This AAR Agreement has been


                                                                               3

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               duly executed and delivered by Assignee and, upon the due
               authorization, execution and delivery by Assignor and Company, will constitute the valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

          c. No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignee in connection with the execution, delivery or performance by Assignee of this AAR Agreement, or the consummation by it of the transactions contemplated hereby;

          d. There is no action, suit, proceeding, investigation or litigation pending or, to Assignee's knowledge, threatened, which either in any instance or in the aggregate, if determined adversely to Assignee, would adversely affect Assignee's execution or delivery of, or the enforceability of, this AAR Agreement, or Assignee's ability to perform its obligations under this AAR Agreement;

          e. Assignee understands that the Assigned Loans have not been registered under the Securities Act of 1934 (the "Securities Act") or the securities laws of any state;

          f. Assignee is either (i) not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986 (the "Code")(a "Plan") and not a Person acting, directly or indirectly, on behalf of or investing with "plan assets" of any such Plan or (ii) an employee benefit plan that is subject to ERISA and the assignment contemplated herein does not constitute and will not result in non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code;

          g. Assignee assumes all of the rights of the Assignor under the Agreements with respect to the Assigned Loans including the right to enforce the representations and warranties of the Company contained in the Agreements; and

          h. A registration statement on Form S-3 (File No. 333-127233), including the Base Prospectus (the "Registration Statement") has been filed with the Securities and Exchange Commission (the "Commission") and has become effective under the Securities Act of 1933, as amended (the "Securities Act") and no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that


                                                                               4

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               purpose have been initiated, or to the Assignee's knowledge, threatened, by the Commission.

     4. Company warrants and represents to, and covenants with, Assignor and Assignee that as of the date hereof:

          a. Attached hereto as Attachment 2 are true and accurate copies of the Agreements, which agreements are in full force and effect as of the date hereof and the respective provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

          b. Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to service the Assigned Loans;

          c. Company has full corporate power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Company's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Company's charter or by-laws or any legal restriction, or any material agreement or instrument to which Company is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Company or its property is subject. The execution, delivery and performance by Company of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Company. This AAR Agreement has been duly executed and delivered by Company, and, upon the due authorization, execution and delivery by Assignor and Assignee, will constitute the valid and legally binding obligation of Company, enforceable against Company in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

          d. No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Company in connection with the execution, delivery or performance by Company of this AAR Agreement, or the consummation by it of the transactions contemplated hereby;

          e. Company shall establish a Custodial Account (entitled "GreenPoint Mortgage Funding, Inc., as Servicer, in trust for Wells Fargo Bank, N.A. as Securities Administrator for Merrill Lynch Mortgage Investors Trust


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               MLMI Series 2005-A8 Mortgage Pass-Through Certificates") and an
               Escrow Account (entitled "GreenPoint Mortgage Funding, Inc., as Servicer, in trust for Wells Fargo Bank, N.A., as Securities Administrator for Merrill Lynch Mortgage Investors Trust MLMI Series 2005-A8 Mortgage Pass-Through Certificates") with respect to the Assigned Loans, which accounts shall be separate from the Custodial Account and Escrow Account previously established under the Agreement in favor of the Assignor; and

          f.   Each of the representations and warranties made by Company in
               Section 7.01 and Section 7.02 of the Agreement are true and correct in all material respects as of the date hereof provided, however, that the representations made in Section 7.02(v) are made as of the date of the Agreement.

Recognition of Assignee

     5. From and after the date hereof, Company shall recognize Assignee as owner of the Assigned Loans and will service the Assigned Loans for Assignee in accordance with the Agreement (as modified herein), the terms of which are incorporated herein by reference. The Company hereby acknowledges that the Mortgage Loans will be part of a REMIC. In no event will the Company service the Mortgage Loans in a manner that would (i) cause the REMIC to fail to qualify as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in
Section 860G(d) of the Code). In addition, Company hereby acknowledges that from and after the date hereof, the Assigned Loans will be subject to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of October 1, 2005, by and among Merrill Lynch Mortgage Investors, Inc., Wells Fargo Bank, N.A. (the "Master Servicer" and "Securities Administrator") and Wachovia Bank, National Association. Pursuant to the Pooling and Servicing Agreement, the Master Servicer is required to monitor the Company's performance of its servicing obligations under the Agreement. Such right will include, without limitation, the right to terminate the Company under the Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Company under the Agreement, the right to receive all monthly reports and other data required to be delivered by the Company under the Agreement, the right to examine the books and records of the Company, indemnification rights, and the right to exercise certain rights of consent and approval relating to actions taken by the Company.

     6. In connection therewith, Company hereby agrees that all remittances required to be made with respect to the Assigned Loans pursuant to the Agreement will be made in accordance with the following wire transfer instructions:

               Bank: Wells Fargo Bank, N.A.
               ABA Routing Number: 121-000-248
               Account Name: Corporate Trust Clearing
               Account Number: 3970771416
               For Credit to: MLMI Series 2005-A8, acct# 17188800


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and Company shall deliver all reports required to be delivered under the
Agreement to Assignee and to the Master Servicer at:

               Wells Fargo Bank, N.A.
               9062 Old Annapolis Road
               Columbia, Maryland 21045
               Attention: MLMI 2005-A8

     It is the intention of Assignor, Company and Assignee that this AAR Agreement shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto. Neither Company nor Assignor shall amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the Agreement which amendment, modification, waiver or other alteration would in any way affect the Assigned Loans without the prior written consent of Assignee.

Modification of the Agreement

          7. The Assignor, Assignee and Company hereby amend the Agreement as follows:

          (a) The Assignor, Assignee and Company hereby amend Section 1 of the Agreement by deleting the definition of "Business Day" in its entirety and replacing it with the following:

     "Business Day: Any day other than a Saturday or Sunday, or a day on which banking and savings and loan institutions in the State of New York, State of Maryland, State of Minnesota or State of California are authorized or obligated by law or executive order to be closed."

          (b) The Assignor, Assignee and Company hereby amend Section 1 of the Agreement by adding the definitions of "Controlling Class C Holder", "Master Servicer", "Pooling and Servicing Agreement" and "Securities Administrator" as follows:

     "Controlling Class C Holder: The entity that owns the majority of the Class C Certificates."

     "Master Servicer: Wells Fargo Bank, N.A."

     "Pooling and Servicing Agreement: The pooling and servicing agreement dated as of October 1, 2005, by and among Merrill Lynch Mortgage Investors, Inc., the Master Servicer, the Securities Administrator and Wachovia Bank, National Association, as trustee."

     "Securities Administrator": Wells Fargo Bank, N.A."

          (c) The Assignor, Assignee and Company hereby amend Section 11.02 of the Servicing Addendum to the Agreement by deleting the fifth, sixth and seventh sentences of the first paragraph in their entirety and replacing them with the following:


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          "In the event that any payment due under any Mortgage Loan remains delinquent for a period of ninety (90) days or more, the Seller shall provide written notice to the Master Servicer in the event the Seller intends to proceed with foreclosure. In connection with any foreclosure proceedings, the Seller shall be responsible for all costs and expenses incurred by it in any such foreclosure proceedings; provided, however, that it shall be entitled to reimbursement thereof from the related Mortgaged Property, as contemplated in Section 11.05."

          (d) The Assignor, Assignee and Company hereby amend each of the second and fifth paragraphs of Section 11.02 of the Servicing Addendum to the Agreement by deleting the section reference "(a)" at the beginning thereof.

          (e) The Assignor, Assignee and Company hereby amend Section 11.02 of the Servicing Addendum to the Agreement by adding the following paragraphs at the end of such section:

          "Nothwithstanding anything in this Agreement to the contrary, for so long as the Master Servicer has not notified the Seller that the following provisions are no longer required:"

          (a) The Seller shall not commence foreclosure proceedings with respect to a Mortgage Loan unless (i) no later than five Business Days prior to its commencement of such foreclosure proceedings, it notifies the Master Servicer of its intention to do so, and (ii) the Controlling Class C Holder, either directly or through the Master Servicer, does not, within such five-Business-Day period, affirmatively object to such action.

          (b) In the event that the Seller determines not to proceed with foreclosure proceedings with respect to a Mortgage Loan that becomes 90 days' or more delinquent and the Seller has determined that it is unable to collect payments due under such Mortgage Loan in accordance with Accepted Servicing Practices, the Seller shall, prior to taking any action with respect to such Mortgage Loan, promptly provide the Master Servicer with notice of such determination and a description of such other action as it intends to take with respect to such Mortgage Loan; provided, that the Seller shall not be permitted to proceed with any such action unless the Controlling Class C Holder, either directly or through the Master Servicer, does not, within five Business Days following such notice, affirmatively object to the Seller taking such action.

          (c) If the Controlling Class C Holder timely and affirmatively objects to an action or contemplated action of the Seller pursuant to either (a) or
     (b) above, then the Controlling Class C Holder shall instruct the Master Servicer to hire, at the Controlling Class C Holder's sole cost and expense, three appraisal firms, selected by the Master Servicer in its sole and absolute discretion from the list of appraisal firms attached as Attachment 6 to the Assignment, Assumption and Recognition Agreement, dated as of November 15, 2005, among Merrill Lynch Mortgage Lending, Inc., Merrill Lynch Mortgage Investors, Inc. and the Seller, to compute the fair value of the Mortgaged Property relating to the related Mortgage Loan utilizing the Fannie Mae Form 2055 Exterior-Only Inspection Residential Appraisal Report (each such appraisal-firm


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     computation, a "Fair Value Price"), in each case (other than as set forth in (d) below) no later than 30 days from the date of such objection by the Controlling Class C Holder If the Master Servicer shall have received three Fair Value Prices by the end of such 30-day period, then the Controlling Class C Holder shall, no later than 5 days after the expiration of such 30-day period, purchase such Mortgage Loan and the related Mortgaged Property at an amount equal to the sum of (i) accrued and unpaid interest on such Mortgage Loan as of such purchase date ("Accrued Interest") and
     (ii) the highest of such three Fair Value Prices respectively determined by such appraisal firms, and shall promptly delivery such amount to the Seller for deposit into the Custodial Account. All costs relating to the computation of the related Fair Value Prices shall be for the account of the Controlling Class C Holder and shall be paid by the Controlling Class C Holder at the time of such Mortgage Loan and the related Mortgaged Property are purchased by the Controlling Class C Holder.

          (d) If the Master Servicer shall not have received three Fair Value Prices at the end of the 30-day period set forth in (c) above, then:

               (i) The Master Servicer shall obtain such three Fair Value Prices no later than 15 days after the end of such 30-day period.

               (ii) If the Master Servicer shall have only received two Fair Value Prices at the end of such 15-day extension period, then the Master Servicer will determine, in its sole and absolute discretion, the fair value of the Mortgaged Property relating to such Mortgage Loan, related Insurance Proceeds and the current delinquency status of such Mortgage
     Loan) (such fair value, the "Master Servicer Fair Value Price"), and the Controlling Class C Holder shall, no later than 5 days after the expiration of such 15-day extension period, purchase (and deliver to the Seller the purchase price for) such Mortgage Loan and the related Mortgaged Property at an amount equal to the sum of (A) Accrued Interest thereon and (B) the higher of (1) the highest of such two Fair Value Prices determined by such appraisal firms and (2) the Master Servicer Fair Value Price.

               (iii) If the Master Servicer shall have received only one Fair Value Price at the end of such 15-day extension period, then the Master Servicer will determine, in its sole and absolute discretion, the Master Servicer Fair Value Price of the Mortgaged Property related to such Mortgage Loan, and:

                    (A) if such Master Servicer Fair Value Price is equal to or greater than the unpaid principal balance of the related Mortgage Loan as of such date (the "Unpaid Principal Balance"), then the Controlling Class C Holder shall, no later than 5 days after the expiration of such 15-day extension period, purchase (and deliver to the Seller the purchase price for) such Mortgage Loan and the related Mortgaged Property at an amount equal to the sum of (1) Accrued Interest thereon and (2) such Master Servicer Fair Value Price; and

                    (B) if such Master Servicer Fair Value Price is less than the related Unpaid Principal Balance, then the Controlling Class C Holder shall, no later than 5 days after the expiration of such 15-day extension period, purchase (and deliver to the Seller the purchase price for) such Mortgage Loan and the related Mortgaged Property at an amount equal to the sum of (1) Accrued Interest thereon and (2) the related Unpaid Principal Balance (such sum, the "Preliminary Purchase Price"); provided, that the provisions of clause (d)(iv) shall thereafter apply.

          (iv) Following the payment by the Controlling Class C Holder of the Preliminary Purchase Price, the Master Servicer shall continue to hire appraisal firms at the Controlling Class C Holder's sole cost and expense to compute the Fair Value Price of the Mortgaged Property related to such Mortgage Loan, and at such time as two such Fair Value Prices shall have been obtained:

                    (A) if the sum of (1) Accrued Interest on the related Mortgage Loan and (2) the higher of (x) the highest of such two Fair Value Prices determined by such appraisal firms and (y) the Master Servicer Fair Value Price of the Mortgaged Property related to such Mortgage Loan (such sum, the "Revised Fair Value Price") is greater than such Preliminary Purchase Price, then the Master Servicer shall promptly notify the Controlling Class C Holder and the Seller of such calculation, and the Controlling Class C Holder shall, no later than 5 days after such notice, remit to the Seller, for deposit into the Custodial Account, the difference between such Revised Fair Value Price and such Preliminary Purchase Price; and

                    (B) if such Preliminary Purchase Price is greater than such Revised Fair Value Price, then the Master Servicer shall promptly notify the Controlling Class C Holder and the Seller of such calculation, and the Seller shall, no later than 5 days after such notice, remit to the Controlling Class C Holder, from funds then on deposit in the Custodial Account, the difference between such Preliminary Purchase Price and such Revised Fair Value Price.

          (e) Notwithstanding anything herein to the contrary, the Controlling Class C Holder shall not be entitled to any of its rights set forth herein with respect to a Mortgage Loan following its failure to purchase such Mortgage Loan and the related Mortgaged Property, at the related purchase price set forth in this Section 11.02 within the timeframe set forth in this Section 11.02 following the Controlling Class C Holder's objection to an action of the Seller, and the Seller shall provide the Master Servicer written notice of such failure.

          (f) Any notice, confirmation, instruction or objection pursuant to paragraphs (a), (b), (c) and (d) above may be delivered via facsimile or other written or electronic communication as the parties hereto and the Controlling Class C Holder may agree to from time to time.

          (g) For the avoidance of doubt, the Controlling Class C Holder's rights set forth in this Section 11.02 are intended to provide the Controlling Class C Holder, for so long as it [owns 100% of the Private Certificates (as defined in the Pooling and Servicing Agreement) and] has not forfeited its right under this Section 11.02 as set forth in clause


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

     (e) above, with the unilateral right to control foreclosure decisions in respect of delinquent and defaulted Mortgage Loans, and certain exclusive purchase rights so as to maximize the recovery value on delinquent and defaulted Mortgage Loans.

          (h) To the extent that the Controlling Class C Holder purchases any Mortgage Loan pursuant to this Section 11.02 Seller will continue to service such Mortgage Loan in accordance with this Agreement. The parties acknowledge that, in such event, the Master Servicer will have no duty or responsibility to master service any such Mortgage Loan."

          (f) The Assignor, Assignee and Company hereby amend Section 11.05 of the Agreement by adding the following as clause (ix):

          "(ix) to make payments to the Controlling Class C Holder in the amounts and in the manner provided for in Section 11.02."

          (g) The Assignor, Assignee and Company hereby amend Section 11.14 of the Servicing Addendum to the Agreement by deleting the first and second sentences of the third paragraph in its entirety and replacing it with the following:

     "With respect to any remittance received by the Purchaser on or after the Business Day following the Business Day on which such payment was due, the Seller shall pay to the Purchaser interest on any such late payment at an annual rate equal to the rate of interest as is publicly announced from time to time by The Chase Manhattan Bank, New York, New York, at its principal office as its prime lending rate, adjusted as of the date of each change, plus three percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be paid by the Seller to the Purchaser on the date such late payment is made and shall cover the period commencing with the date on which such payment was due and ending with the date on which such payment is made, both inclusive."

          (h) The Assignor, Assignee and Company hereby amend Section 11.15 of the Servicing Addendum to the Agreement by deleting the first sentence of such section and replacing it with the following:

     "No later than the fifth Business Day of each month, the Seller shall furnish to the Purchaser and the Master Servicer a file via computer tape, email or modem containing, and a hard copy of, the monthly data and the Seller shall also furnish to the Purchaser and the Master Servicer a report in the format set forth in Attachment 3 and Attachment 4 to the Assignment, Assumption and Recognition Agreement, dated as of November 15, 2005 among Merrill Lynch Mortgage Lending, Inc., Merrill Lynch Mortgage Investors, Inc. and the Seller, with respect to defaulted Mortgage Loans and Realized Loss Calculations."

          (i) The Assignor, Assignee and Company hereby amend Section 11.18 of the Servicing Addendum to the Agreement, by deleting such section in its entirety and replacing it with the following:

     "Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Purchaser pursuant to a deed-in-lieu of foreclosure, the Seller shall submit to the Purchaser and the Master Servicer a liquidation report in the format set forth in Attachment 4 to the Assignment, Assumption and Recognition Agreement, dated as of November 15, 2005 among Merrill Lynch Mortgage Lending, Inc., Merrill Lynch Mortgage Investors, Inc. and the Seller, with respect to such Mortgaged Property and all supporting documentation reasonably required by the Master Servicer."

          (j) The Assignor, Assignee and Company hereby amend Section 11.21 of the Servicing Addendum to the Agreement, by deleting the second paragraph of such section in its entirety and replacing it with the following:

          "The obligation of the Seller to make such Monthly Advances is mandatory, notwithstanding any other provision of this Agreement, and, with respect to any Mortgage Loan or REO Property, will continue through the last Monthly Payment due prior to the payment in full of the Mortgage Loan, or through the last Remittance Date prior to the Remittance Date for the distribution of all Liquidation Proceeds and other payments or recoveries (including REO Disposition proceeds, Insurance Proceeds and Condemnation Proceeds) with respect to the Mortgage Loan; provided that, notwithstanding anything herein to the contrary, no Monthly Advance shall be required to be made hereunder by the Seller if such Monthly Advance would, if made, constitute a Nonrecoverable Monthly Advance. The determination by the Seller that it has made a Nonrecoverable Monthly Advance or that any proposed Monthly Advance, if made, would constitute a Nonrecoverable Monthly Advance, shall be evidenced by an Officers' Certificate delivered to the Purchaser and Master Servicer."

          (k) The Assignor, Assignee and Company hereby amend Section 11.24 of the Servicing Addendum to the Agreement, by deleting such section in its entirety and replacing it with the following:

          Section 11.24 Statement as to Compliance. The Seller will deliver to the Master Servicer, on or before February 28 of each year, beginning February 28, 2006, an Officers' Certificate in a form acceptable for filing with the Securities and Exchange Commission as an exhibit to a Form 10-K stating, as to each signatory thereof, that (i) a review of the activities of the Seller during the preceding year and of performance under this Agreement has been made under such officers' supervision and (ii) to the best of such officers' knowledge, based on such review, the Seller has fulfilled all of its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

          (l) The Assignor, Assignee and Company hereby amend Section 11.25 of the Servicing Addendum to the Agreement, by deleting such section in its entirety and replacing it with the following:

          Section 11.25 Independent Public Accountants' Servicing Report. On or before February 28 of each year, beginning February 28, 2006, the Seller at its expense shall cause a firm of independent public accountants (which may also render other services to the Seller) which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Master Servicer in a form acceptable for filing with the Securities and Exchange Commission as an exhibit to a Form 10-K to the effect that such firm has examined certain documents and records relating to the servicing of the Mortgage Loans under this Agreement or of mortgage loans under pooling and servicing agreements (including the Mortgage Loans and this Agreement) substantially similar one to another (such statement to have attached thereto a schedule setting forth the pooling and servicing agreements covered thereby) and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, such firm confirms that such servicing has been conducted in compliance with such pooling and servicing agreements except for such significant exceptions or errors in records that, in the opinion of such firm, the Uniform Single Attestation Program for Mortgage Bankers requires it to report.

          (m) The Assignor, Assignee and Company hereby amend Section 14.01 of the Agreement by deleting such section in its entirety and replacing it with the following:

          "Subsection 14.01 Additional Indemnification by the Seller.

               (a) In addition to the indemnification provided in Subsection 7.03, the Seller shall indemnify the Purchaser and hold the Purchaser harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser may sustain in any way related to the failure of the Seller to perform its obligations under this Agreement, including but not limited to its obligation to service and administer the Mortgage Loans in strict compliance with the terms of this Agreement or any reconstitution Agreement entered into purchase to Section 12, unless such failure is due to the Purchaser's willful misconduct or gross negligence.

               (b) The Seller shall indemnify and hold harmless the Master servicer and its officers, directors, agents and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Seller or any of its officers, directors, agents or affiliates of its obligations under Attachment 5 to the Assignment, Assumption and Recognition Agreement, dated as of November 15, 2005 among Merrill Lynch Mortgage Lending, Inc., Merrill Lynch Mortgage Investors, Inc., and the Seller or the negligence, bad faith or willful misconduct of the Seller in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Master Servicer, then the Seller agrees that it shall contribute to the amount paid or payable by the Master Servicer as a result of the losses, claims, damages or liabilities of the Master Servicer in such proportion as is appropriate to reflect the relative fault of the Master Servicer on the one hand and the Seller on the other in connection with a breach of the Servicer's obligations under Attachment 5 to the Assignment, Assumption and Recognition Agreement, dated as of November 15, 2005 among Merrill Lynch Mortgage Lending, Inc., Merrill Lynch Mortgage Investors, Inc., and the Seller or the Seller's negligence, bad faith or willful misconduct in connection therewith."

          (n) The Assignor, Assignee and Company hereby amend Section 15.01 of the Agreement, by adding an "or" at the end of clause (xi) and adding the following clause (xii):

          "(xii) failure by the Seller to duly perform, within the required time period, its obligations under Sections 11.24 or 11.25 or its obligation to provide a certification in the form of Attachment 5 to the Assignment, Assumption and Recognition Agreement, dated as of November 15, 2005 among Merrill Lynch Mortgage Lending, Inc., Merrill Lynch Mortgage Investors, Inc., and the Seller, to the Master Servicer pursuant to Section 12 which failure continues unremedied for a period of fifteen (15) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by any party to this Agreement or by the Master Servicer."

Miscellaneous

     8. All demands, notices and communications related to the Assigned Loans, the Agreement and this AAR Agreement shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered mail, postage prepaid, as follows:

          a.   In the case of Company,

               GreenPoint Mortgage Funding, Inc.
               100 Wood Hollow Drive
               Novato, California 94945
               Attention: Susan Davia

          b.   In the case of Assignor,

               Merrill Lynch Mortgage Lending, Inc.
               World Financial Center
               North Tower
               New York, New York 10281
               Attention: MLMI 2005-A8

          c.   In the case of Assignee,

               Merrill Lynch Mortgage Investors, Inc.
               4 World Financial Center, 10th Floor
               New York, New York 10281
               Attention: MLMI 2005-A8

          d.   In the case of Master Servicer,

               Wells Fargo Bank, N.A.

               9062 Old Annapolis Road
               Columbia, Maryland 21045
               Attention: MLMI 2005-A8

     9. This AAR Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     10. No term or provision of this AAR Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

     11. This AAR Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which Assignor, Assignee or Company may be merged or consolidated shall without the requirement for any further writing, be deemed Assignor, Assignee or Company, respectively hereunder.

     12. This AAR Agreement shall survive the conveyance of the Assigned Loans as contemplated in this AAR Agreement.

     13. This AAR Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

     14. In the event that any provision of this AAR Agreement conflicts with any provision of the Agreements with respect to the Assigned Loans, the terms of this AAR Agreement shall control.

     15. Each party will pay any commissions it has incurred and the Assignor shall pay the fees of its attorneys and reimburse the Company for all out-of-pocket expenses, including attorney's fees, incurred by the Company in connection with the negotiations for, documenting of and closing of the transactions contemplated by this AAR Agreement.

     16. For purposes of this AAR Agreement only, the Master Servicer shall be considered a third party beneficiary, entitled to all the rights and benefits accruing to any Master Servicer as set forth herein as if it were a direct party to this AAR Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this AAR Agreement as of the day and year first above written.

MERRILL LYNCH MORTGAGE LENDING, INC.
Assignor


By:
    ----------------------------------
Name: Brian E. Brennan
Title: Authorized Signatory


MERRILL LYNCH MORTGAGE INVESTORS, INC.
Assignee


By:
    ----------------------------------
Name: Paul Park
Title: Managing Director


GREENPOINT MORTGAGE FUNDING, INC.
Company


By:
    ----------------------------------
Name:
      --------------------------------
Title:
       -------------------------------


ACKNOWLEDGED AND AGREED:

WELLS FARGO BANK, N.A.
Master Servicer


By:
    ----------------------------------
Name:
      --------------------------------
Title:
       -------------------------------

                                  ATTACHMENT 1

                             ASSIGNED LOAN SCHEDULE

                             (Intentionally Omitted)

                                  ATTACHMENT 2

             MASTER MORTGAGE LOAN PURCHASE AND SERVICING AGREEMENT,
                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

                  (See Exhibits 99.5 and 99.6 of this Form 8-K)

                                  ATTACHMENT 3

                       REPORTING DATA FOR DEFAULTED LOANS

Data must be submitted to Wells Fargo Bank in an EXCEL spreadsheet format with fixed field names and data type. The EXCEL spreadsheet should be used as a template consistently every month when submitting data.

TABLE: DELINQUENCY

NAME                                 TYPE              SIZE
----                                 ---------------   ----
SERVICER LOAN #                      NUMBER (DOUBLE)     8
INVESTOR LOAN #                      NUMBER (DOUBLE)     8
BORROWER NAME                        TEXT               20
ADDRESS                              TEXT               30
STATE                                TEXT                2
Due Date                             Date/Time           8
ACTION CODE                          TEXT                2
FC Received                          Date/Time           8
File Referred to Atty                Date/Time           8
NOD                                  Date/Time           8
Complaint Filed                      Date/Time           8
Sale Published                       Date/Time           8
Target Sale Date                     Date/Time           8
Actual Sale Date                     Date/Time           8
Loss Mit Approval Date               Date/Time           8
Loss Mit Type                        Text                5
Loss Mit Estimated Completion Date   Date/Time           8
Loss Mit Actual Completion Date      Date/Time           8
Loss Mit Broken Plan Date            Date/Time           8
BK Chapter                           Text                6
BK Filed Date                        Date/Time           8
Post Petition Due                    Date/Time           8
Motion for Relief                    Date/Time           8
Lift of Stay                         Date/Time           8
RFD                                  Text               10
Occupant Code                        Text               10
Eviction Start Date                  Date/Time           8
Eviction Completed Date              Date/Time           8
List Price                           Currency            8
List Date                            Date/Time           8
Accepted Offer Price                 Currency            8
Accepted Offer Date                  Date/Time           8
Estimated REO Closing Date           Date/Time           8

Actual REO Sale Date                 Date/Time           8

- ITEMS IN BOLD ARE MANDATORY FIELDS. WE MUST RECEIVE INFORMATION IN THOSE FIELDS EVERY MONTH IN ORDER FOR YOUR FILE TO BE ACCEPTED.

The Action Code Field should show the applicable numeric code to indicate that a special action is being taken. The Action Codes are the following:

          12-RELIEF PROVISIONS
          15-BANKRUPTCY/LITIGATION
          20-REFERRED FOR DEED-IN-LIEU
          30-REFERRED FORE FORECLOSURE
          60-PAYOFF
          65-REPURCHASE
          70-REO-HELD FOR SALE
          71-THIRD PARTY SALE/CONDEMNATION
          72-REO-PENDING CONVEYANCE-POOL INSURANCE CLAIM FILED

Wells Fargo Bank will accept alternative Action Codes to those above, provided that the Codes are consistent with industry standards. If Action Codes other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Action Codes prior to sending the file.

Description of Action Codes:

ACTION CODE 12 - To report a Mortgage Loan for which the Borrower has been granted relief for curing a delinquency. The Action Date is the date the relief is expected to end. For military indulgence, it will be three months after the Borrower's discharge from military service.

ACTION CODE 15 - To report the Borrower's filing for bankruptcy or instituting some other type of litigation that will prevent or delay liquidation of the Mortgage Loan. The Action Date will be either the date that any repayment plan (or forbearance) instituted by the bankruptcy court will expire or an additional date by which the litigation should be resolved.

ACTION CODE 20 - To report that the Borrower has agreed to a deed-in-lieu or an assignment of the property. The Action Date is the date the Servicer decided to pursue a deed-in-lieu or the assignment.

ACTION CODE 30 - To report that the decision has been made to foreclose the Mortgage Loan. The Action Date is the date the Servicer referred the case to the foreclosure attorney.

ACTION CODE 60 - To report that a Mortgage Loan has been paid in full either at, or prior to, maturity. The Action Date is the date the pay-off funds were remitted to the Master Servicer.

ACTION CODE 65 - To report that the Servicer is repurchasing the Mortgage Loan. The Action Date is the date the repurchase proceeds were remitted to the Master Servicer.

ACTION CODE 70 - To report that a Mortgage Loan has been foreclosed or a deed-in-lieu of foreclosure has been accepted, and the Servicer, on behalf of the owner of the Mortgage Loan, has acquired the property and may dispose of it. The Action Date is the date of the foreclosure sale or, for deeds-in-lieu, the date the deed is recorded on behalf of the owner of the Mortgage Loan.

ACTION CODE 71 - To report that a Mortgage Loan has been foreclosed and a third party acquired the property, or a total condemnation of the property has occurred. The Action Date is the date of the foreclosure sale or the date the condemnation award was received.

ACTION CODE 72 - To report that a Mortgage Loan has been foreclosed, or a deed-in-lieu has been accepted, and the property may be conveyed to the mortgage insurer and the pool insurance claim has been filed. The Action Date is the date of the foreclosure sale, or, for deeds-in-lieu, the date of the deed for conventional mortgages.

The Loss Mit Type field should show the approved Loss Mitigation arrangement. The following are acceptable:

     ASUM- APPROVED ASSUMPTION
     BAP-  BORROWER ASSISTANCE PROGRAM
     CO-   CHARGE OFF
     DIL-  DEED-IN-LIEU
     FFA-  FORMAL FORBEARANCE AGREEMENT
     MOD-  LOAN MODIFICATION
     PRE-  PRE-SALE
     SS-   SHORT SALE
     MISC- ANYTHING ELSE APPROVED BY THE PMI OR POOL INSURER

Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property. The acceptable codes are:

     MORTGAGOR
     TENANT
     UNKNOWN
     VACANT

                                  ATTACHMENT 4

                      REALIZED LOSS CALCULATION INFORMATION

WELLS FARGO BANK, N.A.
Form 332

Calculation of Realized Loss

Purpose

To provide the Servicer with a form for the calculation of any Realized Loss (or gain) as a result of a Mortgage Loan having been foreclosed and Liquidated.

Distribution

The Servicer will prepare the form in duplicate and send the original together with evidence of conveyance of title and appropriate supporting documentation to the Master Servicer with the Monthly Accounting Reports which supports the Mortgage Loan's removal from the Mortgage Loan Activity Report. The Servicer will retain the duplicate for its own records.

Due Date

With respect to any liquidated Mortgage Loan, the form will be submitted to the Master Servicer no later than the date on which statements are due to the Master Servicer under Section 4.02 of this Agreement (the "Statement Date") in the month following receipt of final liquidation proceeds and supporting documentation relating to such liquidated Mortgage Loan; provided, that if such Statement Date is not at least 30 days after receipt of final liquidation proceeds and supporting documentation relating to such liquidated Mortgage Loan, then the form will be submitted on the first Statement Date occurring after the 30th day following receipt of final liquidation proceeds and supporting documentation.

Preparation Instructions

The numbers on the form correspond with the numbers listed below.

1.   The actual Unpaid Principal Balance of the Mortgage Loan.

2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed.

3-7. Complete as necessary. All line entries must be supported by copies of appropriate statements, vouchers, receipts, canceled checks, etc., to document the expense. Entries not properly documented will not be reimbursed to the Servicer.

8. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis.

10.  The total of lines 1 through 9.

Credits

11-17. Complete as necessary. All line entries must be supported by copies of the appropriate claims forms, statements, payment checks, etc. to document the credit. If the Mortgage Loan is subject to a Bankruptcy Deficiency, the difference between the Unpaid Principal Balance of the Note prior to the Bankruptcy Deficiency and the Unpaid Principal Balance as reduced by the Bankruptcy Deficiency should be input on line 16.

18.  The total of lines 11 through 17.

Total Realized Loss (or Amount of Any Gain)

19. The total derived from subtracting line 18 from 10. If the amount represents a realized gain, show the amount in parenthesis (___).

                             WELLS FARGO BANK, N.A.
                          CALCULATION OF REALIZED LOSS

            WELLS FARGO BANK, N.A. Trust: ___________________________

Prepared by: __________________                            Date: _______________

Phone: ______________________

Servicer Loan No.   Servicer Name   Servicer Address
-----------------   -------------   ----------------

WELLS FARGO BANK, N.A.

Loan No. _____________________________

Borrower's Name: ________________________________________________________

Property
Address: ________________________________________________________________

LIQUIDATION AND ACQUISITION EXPENSES:
   Actual Unpaid Principal Balance of Mortgage Loan   $________________(1)
   Interest accrued at Net Rate                        ________________(2)
   Attorney's Fees                                     ________________(3)
   Taxes                                               ________________(4)
   Property Maintenance                                ________________(5)
   MI/Hazard Insurance Premiums                        ________________(6)
   Hazard Loss Expenses                                ________________(7)
   Accrued Servicing Fees                              ________________(8)
   Other (itemize)                                     ________________(9)
   ________________________________________________   $________________
   ________________________________________________    ________________
   ________________________________________________    ________________
   ________________________________________________    ________________

TOTAL EXPENSES                                        $________________(10)
CREDITS:
   Escrow Balance                                     $________________(11)
   HIP Refund                                          ________________(12)
   Rental Receipts                                     ________________(13)
   Hazard Loss Proceeds                                ________________(14)
   Primary Mortgage Insurance Proceeds                 ________________(15)
   Proceeds from Sale of Acquired Property             ________________(16)
   Other (itemize)                                     ________________(17)
   ________________________________________________    ________________
   ________________________________________________    ________________

TOTAL CREDITS                                         $________________(18)
TOTAL REALIZED LOSS (OR Amount OF GAIN)
                                                      $________________(19)

                                  ATTACHMENT 5

(a) For so long as the Mortgage Loans are being master serviced by a master servicer (the "Master Servicer") in a securitization transaction with respect to which the Master Servicer files a Sarbanes-Oxley certification directly with the SEC (a "Transaction"), by February 28th of each year (or if not a Business Day, the immediately preceding Business Day), or in connection with any additional Sarbanes-Oxley certifications directly filed by the Master Servicer, upon thirty
(30) days written request, an officer of the Servicer shall execute and deliver an Officer's Certificate to the Master Servicer for the benefit of such Master Servicer and its officers, directors and affiliates, certifying as to the following matters:

     (i) Based on my knowledge, the information relating to the Mortgage Loans and the servicing thereof submitted by the Servicer to the Master Servicer which is used in connection with preparation of the reports on Form 8-K and the annual report on Form 10-K filed with the SEC with respect to the Transaction, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the date of this certification;

     (ii) The servicing information required to be provided to the Master Servicer by the Servicer under this Servicing Agreement has been provided to the Master Servicer;

     (iii) I am responsible for reviewing the activities performed by the Servicer under the Servicing Agreement and based upon the review required by this Servicing Agreement, and except as disclosed in the Annual Statement of Compliance, the Annual Independent Public Accountant's Servicing Report and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans submitted to the Master Servicer, the Servicer has, as of the date of this certification fulfilled its obligations under this Servicing Agreement; and

     (iv) I have disclosed to the Master Servicer all significant deficiencies relating to the Servicer's compliance with the minimum servicing standards in accordance with a review conducted in compliance under the Uniform Single Attestation Program for Mortgage Bankers or similar standard as set forth in the Servicing Agreement.

                                  ATTACHMENT 6

                             LIST OF APPRAISAL FIRMS

                             [INTENTIONALLY OMITTED]